                                                                       EXHIBIT 4

SERIES D PREFERRED                                            SERIES D PREFERRED

      NUMBER                                                        SHARES
       SPD

                             [S1 LOGO APPEARS HERE]


                                 S1 CORPORATION

INCORPORATED UNDER THE LAWS                                 SEE REVERSE SIDE FOR
OF THE STATE OF DELAWARE                                    CERTAIN LEGENDS


This Certifies that


is the owner of


  FULLY PAID AND NONASSESSABLE SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK,
                         PAR VALUE $0.01 PER SHARE, OF

S1 Corporation (the "Corporation"), a Delaware corporation with its principal executive office located in Atlanta, Georgia. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his or her duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.

    This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:
                                        S1 CORPORATION

                                            [SEAL]

                                             BY:

  /s/ Nancy K. Kenley                                    /s/ James S. Mahan, III
        SECRETARY                                               PRESIDENT

COUNTERSIGNED AND REGISTERED:

  AMERICAN STOCK TRANSFER & TRUST COMPANY
                          (NEW YORK)        TRANSFER AGENT
                                            AND REGISTRAR

BY
                          AUTHORIZED SIGNATURE


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                                S1 CORPORATION

    The shares represented by this certificate are issued subject to all the provisions of the certificate of incorporation and bylaws of S1 Corporation (the "Corporation") as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

    The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation at its principal executive office.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common             UNIF GIFT MIN ACT-__________Custodian__________
        TEN ENT - as tenants by the entireties                        (Cust)              (Minor)
        JT TEN  - as joint tenants with right of                    under Uniform Gifts to Minors
                  survivorship and not as tenants                   Act_______________
                  in common                                              (State)

    Additional abbreviations may also be used though not in the above list.

        For value received, _____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE: ________________________________


________________________________________________________________________________
    (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_______________________________________________________________________________
_______________________________________________________________________________
_________________________________________ shares represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated ________________________


                                ________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

    SIGNATURE(S) GUARANTEED:    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                                CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                                SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT
                                TO S.E.C. RULE 17Ad-15.